UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2020

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXRH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)       On April 6, 2020, Texas Roadhouse Management Corp. entered into a First Amendment to the 2018 Employment Agreement (collectively, the “First Amendments”) with each of Doug Thompson, Chief Operating Officer of the Company, S. Chris Jacobsen, Chief Marketing Officer of the Company, and Tonya Robinson, Chief Financial Officer of the Company. Pursuant to the respective First Amendments, Mr. Thompson has elected to forgo (i) his base salary in excess of the amount necessary to cover his required contributions to his employment benefits and related payroll taxes and (ii) his incentive bonus from the pay period beginning April 1, 2020 and continuing through January 7, 2021, while Mr. Jacobsen and Ms. Robinson each have elected to forgo (i) their respective base salary in excess of the amount necessary to cover their required contributions to his or her employment benefits and related payroll taxes for the second quarter and (ii) their respective incentive bonus from the pay period beginning April 1, 2020 and continuing through January 7, 2021. The additional funds will be made available for a second round of supplemental pay to front-line hourly restaurant employees.

The foregoing description of the First Amendments is qualified in its entirety by reference to the First Amendments, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events

On April 6, 2020, the Board of Directors (the “Board”) of the Company determined that the current non-employee directors of the Board will be forgoing one hundred percent (100%) of their cash compensation relating to their respective service on the Board and any Board committees for the period commencing April 1, 2020 and continuing thereafter for the remainder of the 2020 fiscal year.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit 10.1	First Amendment to 2018 Employment Agreement between Texas Roadhouse Management Corp. and Doug Thompson dated April 6, 2020

	Exhibit 10.2	First Amendment to 2018 Employment Agreement between Texas Roadhouse Management Corp. and S. Chris Jacobsen dated April 6, 2020

	Exhibit 10.3	First Amendment to 2018 Employment Agreement between Texas Roadhouse Management Corp. and Tonya Robinson dated April 6, 2020

	104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to the potential impact of the COVID-19 outbreak and other non-historical statements. Such statements are based upon the current beliefs and expectations of the management of Texas Roadhouse. Actual results may vary materially from those contained in forward-looking statements based on a number of factors including, without limitation, conditions beyond our control such as weather, natural disasters, disease outbreaks, epidemics or pandemics impacting our customers or food supplies; food safety and food-borne illness concerns; and other factors disclosed from time to time in our filings with the U.S. Securities and Exchange Commission. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to those described under “Part I—Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in our other filings with the Securities and Exchange Commission. Investors should take such risks into account when making investment decisions. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update any forward-looking statements, except as required by applicable law.

INDEX TO EXHIBITS

Exhibit No. 10.1	First Amendment to 2018 Employment Agreement between Texas Roadhouse Management Corp. and Doug Thompson dated April 6, 2020

Exhibit No. 10.2	First Amendment to 2018 Employment Agreement between Texas Roadhouse Management Corp. and S. Chris Jacobsen dated April 6, 2020

Exhibit No. 10.3	First Amendment to 2018 Employment Agreement between Texas Roadhouse Management Corp. and Tonya Robinson dated April 6, 2020

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: April 9, 2020	By:	/s/ Tonya Robinson
Tonya Robinson
Chief Financial Officer

4